Exhibit 99.4

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of Systemax Inc., hereby certifies that to the best of his knowledge, Systemax Inc.‘s Form 10-K for the Year Ended December 31, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operation of Systemax Inc.

Dated: March 27, 2003

/s/ Richard Leeds
Richard Leeds, Chief Executive Officer